UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

AllianceBernstein Global Thematic

Growth Fund, Inc.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2011

Date of reporting period: January 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Thematic Growth Fund

January 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 23, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Thematic Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists’ macro-economic insights, the Fund’s Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund’s investments and which are expected to change over time based on the Adviser’s research. In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Fund invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%— unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Fund may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, real estate investment trusts and zero coupon

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	1

bonds. Normally, the Fund invests in about 60-80 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (net), for the six- and 12-month periods ended January 31, 2011.

During the six-month period ended January 31, 2011, the Fund outperformed the benchmark, without sales charges, with the majority of the outperformance coming from security selection. Both security and sector selection contributed positively to relative returns, while currency selection detracted modestly. Security selection in information technology (driven by the Fund’s Web 2.0 theme) and health care (the Fund’s Genomic

Age theme) generated the largest relative attribution. Specifically, Netflix, Isilon Systems, Rackspace and Genomic Health were the largest relative contributors. Emerging markets-exposed stocks detracted. Chaoda Modern Agriculture, SKS Microfinance, Jaiprakash Associates and BYD Auto hurt relative performance the most as emerging markets began to underperform US equities.

During the 12-month period ended January 31, 2011, the Fund outperformed the benchmark, without sales charges. Both security and sector selection added to performance with the majority of positive relative performance due to stock selection. The largest contribution came from stock selection in information technology, which benefited from the Fund’s Web 2.0 theme, followed by contributions from the Fund’s consumer discretionary and health care holdings. The largest detraction from performance came from stock selection in the industrials sector, as the Fund’s Abating Climate Change theme languished during 2010. Individual contributors were spread across themes and sectors, with strong performance from Netflix, Isilon Systems and Illumina. Cloud computing stocks were strong performers in 2010 as the speed in which information is able to pass over the Internet has grown dramatically while costs declined substantially, allowing companies to save significant costs by moving operations to the Internet. The Fund’s Genomics Age theme benefited as the cost associated with mapping a person’s DNA continued to decline at a rapid pace, enabling more tests to be run.

2	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Detractors included battery-related companies A123 Systems and NGK, as investors debated the growth trajectory of the electric vehicle market. SKS Microfinance underperformed as investors questioned the fate of the microfinance industry in India following concerns around loan collection practices of some companies in the space. The Fund’s Global Thematic Growth Portfolio Oversight Group’s (the “Team’s”) decision to overweight the Japanese market also detracted from performance.

For both reporting periods, the Fund held derivatives, including options, for investment purposes. The Fund also held foreign currencies for hedging purposes. These instruments had a nominal impact on performance.

Market Review and Investment Strategy

Volatility continued during 2010, with initial expectations for a continued recovery called into question in the spring, due to concerns over sovereign debt levels in Europe. Adding to these concerns was the oil spill in the Gulf of Mexico and softer economic statistics. The Fund used this opportunity to add to cyclically-oriented positions, as the Team believed that the recovery was intact and inflation expectations would rise along with economic growth. Optimism began to pick up in the second half of 2010, helped by the expectation that there would be a shift in power in the US political system and a desire to reduce fiscal spending going forward. There was also increased optimism that existing tax cuts would be extended.

As the outlook for US tax policy improved, the Fund shifted exposure into US equities, making it the Fund’s largest country overweight. The Fund maintained an overweight position in Asia as well as an underweight in Europe, reflecting concerns around the inflexibility of the unified currency for countries with different economic conditions and challenges. Despite recent tragic events, the Fund remains overweight in Japan. The Team sees an opportunity for the country to rebuild, also noting that Japan still has close proximity to the strong long-term growth prospects in emerging markets at a very attractive relative valuation.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net; free float-adjusted market capitalization weighted) represents the equity market performance of developed and emerging markets. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Thematic Growth Fund*
Class A	20.86%	26.47%

Class B†	20.38%	25.48%

Class C	20.40%	25.54%

Advisor Class‡	21.03%	26.87%

Class R‡	20.84%	26.40%

Class K‡	21.00%	26.76%

Class I‡	21.20%	27.17%

MSCI All Country World Index (net)	16.77%	19.61%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.34% for the 12-month period ended January 31, 2011, for all class shares.

†    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	26.47%	21.10%
5 Years	4.25%	3.34%
10 Years	-2.52%	-2.94%

Class B Shares
1 Year	25.48%	21.48%
5 Years	3.41%	3.41%
10 Years(a)	-3.12%	-3.12%

Class C Shares
1 Year	25.54%	24.54%
5 Years	3.48%	3.48%
10 Years	-3.23%	-3.23%

Advisor Class Shares†
1 Year	26.87%	26.87%
5 Years	4.56%	4.56%
10 Years	-2.22%	-2.22%

Class R Shares†
1 Year	26.40%	26.40%
5 Years	4.21%	4.21%
Since Inception*	5.10%	5.10%

Class K Shares†
1 Year	26.76%	26.76%
5 Years	4.55%	4.55%
Since Inception*	6.66%	6.66%

Class I Shares†
1 Year	27.17%	27.17%
5 Years	4.88%	4.88%
Since Inception*	7.00%	7.00%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.55%, 2.35%, 2.29%, 1.25%, 1.62%, 1.30% and 0.98% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2010)
SEC Returns

Class A Shares
1 Year	13.40%
5 Years	4.59%
10 Years	-1.90%

Class B Shares
1 Year	13.49%
5 Years	4.66%
10 Years(a)	-2.08%

Class C Shares
1 Year	16.56%
5 Years	4.73%
10 Years	-2.19%

Advisor Class Shares†
1 Year	18.78%
5 Years	5.82%
10 Years	-1.17%

Class R Shares†
1 Year	18.36%
5 Years	5.47%
Since Inception*	5.22%

Class K Shares†
1 Year	18.69%
5 Years	5.81%
Since Inception*	6.83%

Class I Shares†
1 Year	19.10%
5 Years	6.15%
Since Inception*	7.17%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2010		Ending Account Value January 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,208.55	$1,017.19	$8.85	$8.08
Class B	$1,000	$1,000	$1,203.81	$1,013.21	$13.22	$12.08
Class C	$1,000	$1,000	$1,203.98	$1,013.51	$12.89	$11.77
Advisor Class	$1,000	$1,000	$1,210.35	$1,018.70	$7.19	$6.56
Class R	$1,000	$1,000	$1,208.36	$1,016.99	$9.07	$8.29
Class K	$1,000	$1,000	$1,210.00	$1,018.40	$7.52	$6.87
Class I	$1,000	$1,000	$1,211.96	$1,020.11	$5.63	$5.14

*	Expenses are equal to the classes’ annualized expense ratios of 1.59%, 2.38%, 2.32%, 1.29%, 1.63%, 1.35% and 1.01%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,271.9

*	All data are as of January 31, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund may also enter into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.0% or less in the following countries: Argentina, France, Mongolia, Netherlands and Thailand.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS**

January 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Denbury Resources, Inc.	$31,488,695	2.5%
Occidental Petroleum Corp.	26,867,372	2.1
Genomic Health, Inc.	24,015,033	1.9
NetFlix, Inc.	22,456,992	1.8
Salesforce.com, Inc.	20,933,594	1.6
Barrick Gold Corp.	20,928,155	1.6
Netlogic Microsystems, Inc.	20,373,857	1.6
Amazon.com, Inc.	20,000,556	1.6
QUALCOMM, Inc.	19,919,840	1.6
A123 Systems, Inc.	19,835,058	1.5
	$226,819,152	17.8%

**	Long-term investments.

10	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 20.6%
Capital Markets – 4.4%
Bank of New York Mellon Corp. (The)	410,400	$12,816,792
Goldman Sachs Group, Inc. (The)	82,700	13,531,374
Greenhill & Co., Inc.	244,600	16,980,132
Man Group PLC	2,789,200	13,135,736

		56,464,034

Commercial Banks – 5.8%
Bank Rakyat Indonesia Persero TBK PT	27,329,000	14,744,048
BOC Hong Kong Holdings Ltd.	4,670,000	15,100,112
Itau Unibanco Holding SA (ADR)	454,410	9,769,815
Itau Unibanco Holding SA (ADR)(a)(b)	132,300	2,844,450
Siam Commercial Bank PCL	4,175,800	12,705,137
Standard Chartered PLC	718,812	18,720,377

		73,883,939

Consumer Finance – 2.7%
Green Dot Corp.(a)	258,643	16,271,231
SKS Microfinance Ltd.(a)	1,208,419	17,661,627

		33,932,858

Diversified Financial Services – 1.4%
CME Group, Inc. – Class A	58,400	18,019,904

Real Estate Investment Trusts (REITs) – 1.3%
Weyerhaeuser Co.	718,034	16,644,028

Real Estate Management & Development – 5.0%
Ciputra Development TBK PT(a)	341,832,500	11,619,822
Hang Lung Group Ltd.	2,139,000	13,427,827
Kerry Properties Ltd.	2,386,000	12,833,166
Sun Hung Kai Properties Ltd.	812,000	13,635,583
Unitech Ltd.	11,085,400	11,663,925

		63,180,323

		262,125,086

Information Technology – 19.1%
Communications Equipment – 3.1%
Juniper Networks, Inc.(a)	515,869	19,149,057
QUALCOMM, Inc.	368,000	19,919,840

		39,068,897

Computers & Peripherals – 2.3%
Apple, Inc.(a)	47,000	15,948,040
Toshiba Corp.	2,338,000	13,861,023

		29,809,063

Electronic Equipment, Instruments & Components – 1.1%
Dolby Laboratories, Inc. – Class A(a)	236,600	14,125,020

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 4.2%
MercadoLibre, Inc.(a)	162,900	$11,041,362
Rackspace Hosting, Inc.(a)	436,285	14,619,911
Tencent Holdings Ltd.	505,400	13,137,017
WebMD Health Corp. – Class A(a)	278,800	14,575,664

		53,373,954

Semiconductors & Semiconductor Equipment – 3.1%
Cree, Inc.(a)	310,000	15,651,900
Netlogic Microsystems, Inc.(a)	584,448	20,373,857
NVIDIA Corp.(a)	154,400	3,693,248

		39,719,005

Software – 5.3%
Intuit, Inc.(a)	274,300	12,872,899
Red Hat, Inc.(a)	368,670	15,233,445
Salesforce.com, Inc.(a)	162,100	20,933,594
VMware, Inc. – Class A(a)	208,300	17,813,816

		66,853,754

		242,949,693

Energy – 13.2%
Energy Equipment & Services – 3.9%
Nabors Industries Ltd.(a)	716,000	17,470,400
Saipem SpA	317,000	15,838,926
Schlumberger Ltd.	191,700	17,059,383

		50,368,709

Oil, Gas & Consumable Fuels – 9.3%
Cameco Corp.	330,095	13,683,770
Denbury Resources, Inc.(a)	1,547,356	31,488,695
Occidental Petroleum Corp.	277,900	26,867,372
Paladin Energy Ltd.(a)	2,888,600	14,143,397
Petroleo Brasileiro SA (ADR)	398,500	14,636,905
Southwestern Energy Co.(a)	431,800	17,056,100

		117,876,239

		168,244,948

Consumer Discretionary – 12.8%
Auto Components – 1.0%
Johnson Controls, Inc.	329,229	12,639,101

Automobiles – 2.0%
Byd Co., Ltd. – Class H	1,495,000	7,348,128
Tesla Motors, Inc.(a)	131,200	3,161,920
Volkswagen AG (Preference Shares)	93,370	15,105,755

		25,615,803

Hotels, Restaurants & Leisure – 2.4%
Ctrip.com International Ltd. (ADR)(a)	443,700	18,262,692
Starwood Hotels & Resorts Worldwide, Inc.	206,400	12,171,408

		30,434,100

12	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 1.0%
Rinnai Corp.	201,000	$12,714,056

Internet & Catalog Retail – 4.3%
Amazon.com, Inc.(a)	117,900	20,000,556
NetFlix, Inc.(a)	104,900	22,456,992
priceline.com, Inc.(a)	29,700	12,727,044

		55,184,592

Media – 2.1%
Publicis Groupe SA	256,600	13,200,035
Walt Disney Co. (The)	328,900	12,784,343

		25,984,378

		162,572,030

Industrials – 10.8%
Construction & Engineering – 1.3%
Shaw Group, Inc. (The)(a)	449,800	16,988,946

Electrical Equipment – 3.4%
A123 Systems, Inc.(a)	2,189,300	19,835,058
Babcock & Wilcox Co. (The)(a)	438,700	12,831,975
Mitsubishi Electric Corp.	589,000	6,510,059
Rockwell Automation, Inc.	42,355	3,431,178

		42,608,270

Industrial Conglomerates – 1.9%
Jaiprakash Associates Ltd.	6,553,350	11,944,127
Koninklijke Philips Electronics NV	396,650	12,358,901

		24,303,028

Machinery – 3.0%
Fanuc Corp.	81,200	12,849,810
Japan Steel Works Ltd. (The)	1,217,000	12,764,947
NGK Insulators Ltd.	748,000	12,637,600

		38,252,357

Trading Companies & Distributors – 1.2%
Mitsubishi Corp.	525,600	14,673,090

		136,825,691

Materials – 9.7%
Chemicals – 3.4%
Linde AG	94,800	13,821,589
Monsanto Co.	202,000	14,822,760
Stella Chemifa Corp.	329,800	15,280,888

		43,925,237

Metals & Mining – 6.3%
Barrick Gold Corp.	440,500	20,928,155
BHP Billiton Ltd. (Sponsored ADR)	155,000	13,799,650
Freeport-McMoRan Copper & Gold, Inc.	160,300	17,432,625
Impala Platinum Holdings Ltd.	522,580	14,878,080
Mongolian Mining Corp.(a)	9,753,000	13,084,643

		80,123,153

		124,048,390

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 7.6%
Biotechnology – 2.9%
Cepheid, Inc.(a)	536,700	$12,751,992
Genomic Health, Inc.(a)	1,078,358	24,015,033

		36,767,025

Health Care Providers & Services – 1.1%
Medco Health Solutions, Inc.(a)	223,500	13,637,970

Health Care Technology – 1.1%
athenahealth, Inc.(a)	320,627	13,767,723

Life Sciences Tools & Services – 2.5%
Illumina, Inc.(a)	235,600	16,336,504
WuXi PharmaTech Cayman, Inc. (ADR)(a)	920,002	15,695,234

		32,031,738

		96,204,456

Consumer Staples – 3.7%
Beverages – 1.2%
Heckmann Corp.(a)	3,159,236	15,259,110

Food Products – 1.5%
Besunyen Holdings Co.(a)	30,724,000	9,497,007
Chaoda Modern Agriculture Holdings Ltd.	13,216,000	9,494,840

		18,991,847

Household Products – 1.0%
Unicharm Corp.	337,000	12,983,370

		47,234,327

Telecommunication Services – 1.0%
Wireless Telecommunication Services – 1.0%
Softbank Corp.	373,800	12,848,403

Total Common Stocks (cost $1,155,773,294)		1,253,053,024

	Contracts(c)
OPTION PURCHASED – CALL – 0.4%
Market Vectors Gold Miners Expiration: Jan `12, Exercise Price: $65.0(a) (cost $6,879,831)	15,300	5,240,250

14	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.16%(d) (cost $10,314,858)	10,314,858	$10,314,858

Total Investments – 99.7% (cost $1,172,967,983)		1,268,608,132
Other assets less liabilities – 0.3%		3,278,171

Net Assets – 100.0%		$1,271,886,303

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at January 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Deutsche Bank AG London:
Euro settling 4/15/11	33,549	$43,348,663	$45,892,213	$2,543,550
Great British Pound settling 4/15/11	43,047	67,183,453	68,915,609	1,732,156
UBS AG:
Australian Dollar settling 4/15/11	23,165	22,588,423	22,878,586	290,163

Sale Contracts:
Barclays Bank PLC Wholesale:
Japanese Yen settling 4/15/11	1,783,881	21,442,166	21,745,678	(303,512)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2011, the market value of this security amounted to $2,844,450 or 0.2% of net assets.

(c)	One contract relates to 100 shares.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,162,653,125)	$1,258,293,274
Affiliated issuers (cost $10,314,858)	10,314,858
Cash	5,550
Foreign currencies, at value (cost $1,888,546)	1,925,653
Receivable for investment securities sold and foreign currency transactions	67,760,297
Unrealized appreciation of forward currency exchange contracts	4,565,869
Receivable for capital stock sold	4,117,693
Dividends receivable	472,792

Total assets	1,347,455,986

Liabilities
Payable for investment securities purchased and foreign currency transactions	65,546,249
Payable for capital stock redeemed	5,284,527
Advisory fee payable	2,387,809
Transfer Agent fee payable	501,969
Distribution fee payable	434,926
Unrealized depreciation of forward currency exchange contracts	303,512
Administrative fee payable	41,990
Accrued expenses and other liabilities	1,068,701

Total liabilities	75,569,683

Net Assets	$1,271,886,303

Composition of Net Assets
Capital stock, at par	$169,175
Additional paid-in capital	1,692,528,098
Distributions in excess of net investment income	(6,594,454)
Accumulated net realized loss on investment and foreign currency transactions	(514,059,076)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	99,842,560

$1,271,886,303

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$954,283,304	12,414,101	$76.87	*

B	$70,695,952	1,065,631	$66.34

C	$138,982,923	2,085,521	$66.64

Advisor	$89,223,718	1,112,167	$80.23

R	$7,121,316	92,993	$76.58

K	$6,048,220	77,423	$78.12

I	$5,530,870	69,646	$79.41

*	The maximum offering price per share for Class A shares was $80.28 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $299,036)	$5,652,344
Affiliated issuers	3,299
Interest	1,148	$5,656,791

Expenses
Advisory fee (see Note B)	4,662,707
Distribution fee—Class A	1,371,048
Distribution fee—Class B	372,164
Distribution fee—Class C	661,257
Distribution fee—Class R	16,922
Distribution fee—Class K	6,842
Transfer agency—Class A	1,776,906
Transfer agency—Class B	176,231
Transfer agency—Class C	280,152
Transfer agency—Advisor Class	149,293
Transfer agency—Class R	7,813
Transfer agency—Class K	5,474
Transfer agency—Class I	2,683
Printing	442,760
Custodian	144,292
Registration fees	67,078
Administrative	49,242
Legal	24,808
Directors’ fees	24,093
Audit	22,744
Miscellaneous	33,147

Total expenses		10,297,656

Net investment loss		(4,640,865)

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		88,203,749	(a)
Foreign currency transactions		2,107,545
Net change in unrealized appreciation/depreciation of:
Investments		135,875,408	(b)
Foreign currency denominated assets and liabilities		2,545,825

Net gain on investment and foreign currency transactions		228,732,527

Net Increase in Net Assets from Operations		$224,091,662

(a)	Net of foreign capital gains taxes of $66,256.

(b)	Net of increase in accrued foreign capital gains taxes of $90,984.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(4,640,865)	$(648,481)
Net realized gain on investment and foreign currency transactions	90,311,294	391,776,981
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	138,421,233	(283,055,706)

Net increase in net assets from operations	224,091,662	108,072,794
Dividends to Shareholders from
Net investment income
Class A	(920,448)	(11,426,967)
Class B	– 0	–	(1,468,178)
Class C	– 0	–	(1,829,928)
Advisor Class	(295,235)	(611,867)
Class R	(9,142)	(71,897)
Class K	(20,944)	(61,304)
Class I	(32,292)	(69,378)
Capital Stock Transactions
Net decrease	(68,021,536)	(85,355,437)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	356,328	– 0	–

Total increase	155,148,393	7,177,838
Net Assets
Beginning of period	1,116,737,910	1,109,560,072

End of period (including distributions in excess of net investment income of ($6,594,454) and ($675,528), respectively)	$1,271,886,303	$1,116,737,910

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Thematic Growth Fund, Inc. (formerly, AllianceBernstein Global Technology Fund, Inc.) (the “Fund”), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	19

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements

20	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2011:

Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$104,033,276	$145,386,673		$12,705,137	$262,125,086
Information Technology	215,951,653	26,998,040		—	242,949,693
Energy	138,262,625	29,982,323		—	168,244,948
Consumer Discretionary	114,204,056	48,367,974		—	162,572,030
Industrials	53,087,157	83,738,534		—	136,825,691
Materials	80,067,833	43,980,557		—	124,048,390
Health Care	96,204,456	—		—	96,204,456
Consumer Staples	24,756,117	22,478,210		—	47,234,327
Telecommunication Services	—	12,848,403		—	12,848,403
Option Purchased – Call	5,240,250	—		—	5,240,250
Short-Term Investments	10,314,858	—		—	10,314,858

Total Investments in Securities	842,122,281	413,780,714	+	12,705,137	1,268,608,132
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	—	4,565,869		—	4,565,869
Liabilities
Forward Currency Exchange Contracts	—	(303,512)		—	(303,512)

Total	$842,122,281	$418,043,071		$12,705,137	$1,272,870,489

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	21

Notes to Financial Statements

many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Financials	Total
Balance as of 7/31/10	$15,097,599	$15,097,599
Accrued discounts/(premiums)	—	—
Realized gain (loss)	668,748	668,748
Change in unrealized appreciation/depreciation	764,479	764,479
Net purchases (sales)	(3,825,689)	(3,825,689)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 1/31/11	$12,705,137	$12,705,137

Net change in unrealized appreciation/depreciation from Investments held as of 1/31/11*	$764,479	$764,479

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders.

22	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	23

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2011, such fee amounted to $49,242.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,284,492 for the six months ended January 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $11,491 from the sale of Class A shares and received $3,666, $24,737 and $6,091 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2011 is as follows:

Market Value July 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2011 (000)	Dividend Income (000)
$ 991	$146,270	$136,946	$10,315	$3

Brokerage commissions paid on investment transactions for the six months ended January 31, 2011 amounted to $1,849,408, of which $453 and $165, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an

24	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $65,239,794, $7,777,586, $151,329, and $31,538 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$809,577,659		$877,132,133
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$145,535,636
Gross unrealized depreciation	(49,895,487)

Net unrealized appreciation	$95,640,149

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	25

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended January 31, 2011, the Fund held forward currency exchange contracts for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

During the six months ended January 31, 2011, the Fund held purchased options for non-hedging purposes.

26	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended January 31, 2011, the Fund had no transactions in written options.

At January 31, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$4,565,869	Unrealized depreciation of forward currency exchange contracts	$303,512

Equity contracts	Investments in securities, at value	5,240,250

Total		$9,806,119		$303,512

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	27

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended January 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	$2,226,613	$2,447,628

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(3,731,792)	871,966

Total		$(1,505,179)	$3,319,594

For the six months ended January 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $118,394,532 and average monthly cost of purchased options contracts was $5,727,243.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

28	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31, 2010	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31, 2010

Class A
Shares sold	550,762		1,475,869	$39,720,315		$93,453,068

Shares issued in reinvestment of dividends	4,669		167,061	780,306		10,566,606

Shares converted from Class B	139,084		433,759	9,912,359		27,163,402

Shares redeemed	(1,533,678)		(3,055,709)	(108,710,795)		(192,665,725)

Net decrease	(839,163)		(979,020)	$(58,297,815)		$(61,482,649)

Class B
Shares sold	29,093		85,049	$1,816,955		$4,677,542

Shares issued in reinvestment of dividends	– 0	–	25,385	– 0	–	1,397,453

Shares converted to Class A	(160,978)		(498,868)	(9,912,359)		(27,163,402)

Shares redeemed	(122,336)		(335,746)	(7,505,847)		(18,412,675)

Net decrease	(254,221)		(724,180)	$(15,601,251)		$(39,501,082)

Class C
Shares sold	111,936		309,417	$7,161,033		$17,199,704

Shares issued in reinvestment of dividends	– 0	–	30,140	– 0	–	1,665,865

Shares redeemed	(212,927)		(434,710)	(13,193,787)		(23,829,467)

Net decrease	(100,991)		(95,153)	$(6,032,754)		$(4,963,898)

Advisor Class
Shares sold	313,636		519,255	$23,461,975		$34,088,334

Shares issued in reinvestment of dividends	3,487		8,610	268,411		567,812

Shares redeemed	(157,602)		(243,279)	(11,675,970)		(15,973,992)

Net increase	159,521		284,586	$12,054,416		$18,682,154

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	29

Notes to Financial Statements

	Shares		Amount
	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010	Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31, 2010

Class R
Shares sold	15,333	27,636	$1,091,278	$1,765,689

Shares issued in reinvestment of dividends	124	1,138	9,129	71,808

Shares redeemed	(15,369)	(24,674)	(1,105,623)	(1,569,248)

Net increase (decrease)	88	4,100	$(5,216)	$268,249

Class K
Shares sold	10,834	14,357	$797,594	$919,042

Shares issued in reinvestment of dividends	280	954	20,943	61,303

Shares redeemed	(6,517)	(15,634)	(472,888)	(1,018,949)

Net increase (decrease)	4,597	(323)	$345,649	$(38,604)

Class I
Shares sold	12,852	49,709	$997,882	$3,071,236

Shares issued in reinvestment of dividends	424	1,059	32,292	69,070

Shares redeemed	(21,704)	(22,067)	(1,514,739)	(1,459,913)

Net increase (decrease)	(8,428)	28,701	$(484,565)	$1,680,393

For the six months ended January 31, 2011, the Fund received $356,328 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns

30	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending July 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended July 31, 2010 and July 31, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$15,539,519		$	– 0	–
Long-term capital gains	– 0	–		– 0	–

Total distributions paid	$15,539,519		$	– 0	–

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	31

Notes to Financial Statements

As of July 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,250,533
Accumulated capital and other losses	(598,779,058	)(a)
Unrealized appreciation/(depreciation)	(46,096,046	)(b)

Total accumulated earnings/(deficit)	$(643,624,571)

(a)

On July 31, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $598,779,058 of which $451,220,626 expires in 2011, and $147,558,432 expires in 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended July 31, 2010, the Fund utilized $230,827,618 of its capital loss carryforwards to offset current year net realized capital gains. During the fiscal year, $1,099,571,144 of the Fund’s capital loss carryforwards expired.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and realization for tax purposes of gains/losses on certain derivative instruments, and investments on passive foreign investment companies.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

32	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 63.67	$ 58.61	$ 64.34	$ 70.75	$ 54.64	$ 56.56

Income From Investment Operations
Net investment income (loss)(a)	(.24)	.04	(.11)	(.31)	(.45)	(.56)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.51	5.83	(5.64)	(6.10)	16.56	(1.36)
Contributions from Adviser	– 0	–	– 0	–	.02	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	13.27	5.87	(5.73)	(6.41)	16.11	(1.92)

Less: Dividends
Dividends from net investment income	(.07)	(.81)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 76.87	$ 63.67	$ 58.61	$ 64.34	$ 70.75	$ 54.64

Total Return
Total investment return based on net asset value(c)	20.86%	10.03	%*	(8.91	)%*	(9.06	)%*	29.49%	(3.40)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$954,283	$843,840	$834,209	$938,400	$998,217	$880,239
Ratio to average net assets of:
Expenses	1.59	%(d)(e)	1.55	%(e)	1.70%	1.46	%(f)	1.45	%(f)	1.67	%(e)(f)
Net investment income (loss)	(.66	)%(d)(e)	.07	%(e)	(.23)%	(.43)%	(.69)%	(.95	)%(e)
Portfolio turnover rate	69%	193%	201%	118%	111%	106%

See footnote summary on page 40.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 55.11	$ 51.23	$ 56.71	$ 62.88	$ 48.95	$ 51.06

Income From Investment Operations
Net investment loss(a)	(.44)	(.46)	(.47)	(.80)	(.87)	(.92)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.67	5.15	(5.02)	(5.37)	14.80	(1.19)
Contributions from Adviser	– 0	–	– 0	–	.01	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	11.23	4.69	(5.48)	(6.17)	13.93	(2.11)

Less: Dividends
Dividends from net investment income	– 0	–	(.81)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 66.34	$ 55.11	$ 51.23	$ 56.71	$ 62.88	$ 48.95

Total Return
Total investment return based on net asset value(c)	20.38%	9.16	%*	(9.66	)%*	(9.81	)%*	28.46%	(4.13)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,696	$72,741	$104,726	$184,615	$416,760	$549,277
Ratio to average net assets of:
Expenses	2.38	%(d)(e)	2.35	%(e)	2.54%	2.29	%(f)	2.26	%(f)	2.46	%(e)(f)
Net investment loss	(1.43	)%(d)(e)	(.84	)%(e)	(1.12)%	(1.26)%	(1.52)%	(1.74	)%(e)
Portfolio turnover rate	69%	193%	201%	118%	111%	106%

See footnote summary on page 40.

34	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 55.35	$ 51.42	$ 56.88	$ 63.01	$ 49.02	$ 51.11

Income From Investment Operations
Net investment loss(a)	(.43)	(.36)	(.42)	(.74)	(.83)	(.90)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.72	5.10	(5.06)	(5.39)	14.82	(1.19)
Contributions from Adviser	– 0	–	– 0	–	.02	.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	11.29	4.74	(5.46)	(6.13)	13.99	(2.09)

Less: Dividends
Dividends from net investment income	– 0	–	(.81)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 66.64	$ 55.35	$ 51.42	$ 56.88	$ 63.01	$ 49.02

Total Return
Total investment return based on net asset value(c)	20.40%	9.22	%*	(9.60	)%*	(9.73	)%*	28.54%	(4.09)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$138,983	$121,020	$117,334	$138,553	$176,472	$188,275
Ratio to average net assets of:
Expenses	2.32	%(d)(e)	2.29	%(e)	2.45%	2.20	%(f)	2.19	%(f)	2.40	%(e)(f)
Net investment loss	(1.39	)%(d)(e)	(.66	)%(e)	(.99)%	(1.17)%	(1.44)%	(1.68	)%(e)
Portfolio turnover rate	69%	193%	201%	118%	111%	106%

See footnote summary on page 40.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 66.53		$ 61.03		$ 66.80		$ 73.24		$ 56.37		$ 58.18

Income From Investment Operations
Net investment income (loss)(a)	(.14)		.35		.05		(.10)		(.26)		(.36)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.12		5.96		(5.84)		(6.34)		17.13		(1.45)
Contributions from Adviser	– 0	–	– 0	–	.02		.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	13.98		6.31		(5.77)		(6.44)		16.87		(1.81)

Less: Dividends
Dividends from net investment income	(.28)		(.81)		– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 80.23		$ 66.53		$ 61.03		$ 66.80		$ 73.24		$ 56.37

Total Return
Total investment return based on net asset value(c)	21.03%		10.35	%*	(8.64	)%*	(8.79	)%*	29.93%		(3.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,224		$63,376		$40,770		$31,546		$56,148		$46,297
Ratio to average net assets of:
Expenses	1.29	%(d)(e)	1.25	%(e)	1.40%		1.17	%(f)	1.15	%(f)	1.36	%(e)(f)
Net investment income (loss)	(.38	)%(d)(e)	.54	%(e)	.11%		(.14)%		(.39)%		(.62	)%(e)
Portfolio turnover rate	69%		193%		201%		118%		111%		106%

See footnote summary on page 40.

36	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended January 31, 2011 (unaudited)	Year Ended July 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 63.46	$ 58.46	$ 64.10	$ 70.52	$ 54.54	$ 56.44

Income From Investment Operations
Net investment income (loss)(a)	(.26)	.03	(.04)	(.34)	(.54)	(.42)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.48	5.78	(5.62)	(6.09)	16.52	(1.48)
Contributions from Adviser	– 0	–	– 0	–	.02	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	13.22	5.81	(5.64)	(6.42)	15.98	(1.90)

Less: Dividends
Dividends from net investment income	(.10)	(.81)	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 76.58	$ 63.46	$ 58.46	$ 64.10	$ 70.52	$ 54.54

Total Return
Total investment return based on net asset value(c)	20.84%	9.95	%*	(8.80	)%*	(9.11	)%*	29.30%	(3.37)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,121	$5,896	$5,192	$3,904	$1,244	$481
Ratio to average net assets of:
Expenses	1.63	%(d)(e)	1.62	%(e)	1.61%	1.48%	1.60	%(f)	1.59	%(e)(f)
Net investment income (loss)	(.71	)%(d)(e)	.05	%(e)	(.09)%	(.47)%	(.84)%	(.73	)%(e)
Portfolio turnover rate	69%	193%	201%	118%	111%	106%

See footnote summary on page 40.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 64.80		$ 59.49		$ 65.02		$ 71.33		$ 54.95		$ 56.70

Income From Investment Operations
Net investment income (loss)(a)	(.16)		.22		.11		(.16)		(.13)		(.36)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.76		5.90		(5.66)		(6.15)		16.51		(1.39)
Contributions from Adviser	– 0	–	– 0	–	.02		.00	(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	13.60		6.12		(5.53)		(6.31)		16.38		(1.75)

Less: Dividends
Dividends from net investment income	(.28)		(.81)		– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 78.12		$ 64.80		$ 59.49		$ 65.02		$ 71.33		$ 54.95

Total Return
Total investment return based on net asset value(c)	21.00%		10.30	%*	(8.50	)%*	(8.85	)%*	29.81%		(3.09)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,048		$4,719		$4,352		$2,440		$983		$10
Ratio to average net assets of:
Expenses	1.35	%(d)(e)	1.30	%(e)	1.31%		1.22%		1.22	%(f)	1.37	%(e)(f)
Net investment income (loss)	(.43	)%(d)(e)	.35	%(e)	.23%		(.23)%		(.23)%		(.61	)%(e)
Portfolio turnover rate	69%		193%		201%		118%		111%		106%

See footnote summary on page 40.

38	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2011 (unaudited)		Year Ended July 31,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 65.92		$ 60.31		$ 65.67		$ 71.77		$ 55.18		$ 56.76

Income From Investment Operations
Net investment income (loss)(a)	(.02)		.44		.34		.13		(.18)		.00	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.97		5.98		(5.73)		(6.24)		16.77		(1.58	)†
Contributions from Adviser	– 0	–	– 0	–	.03		.01		– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	13.95		6.42		(5.36)		(6.10)		16.59		(1.58)

Less: Dividends
Dividends from net investment income	(.46)		(.81)		– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 79.41		$ 65.92		$ 60.31		$ 65.67		$ 71.77		$ 55.18

Total Return
Total investment return based on net asset value(c)	21.20%		10.66	%*	(8.16	)%*	(8.50	)%*	30.07%		(2.78)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,531		$5,146		$2,977		$145		$13		$282
Ratio to average net assets of:
Expenses	1.01	%(d)(e)	.98	%(e)	1.01%		.80%		.98	%(f)	.94	%(e)(f)
Net investment income (loss)	(.06	)%(d)(e)	.64	%(e)	.71%		.17%		(.27)%		(.01	)%(e)
Portfolio turnover rate.	69%		193%		201%		118%		111%		106%

See footnote summary on page 40.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	39

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008	2007	2006
Class A	1.45%	1.43%	1.66%
Class B	2.28%	2.24%	2.45%
Class C	2.19%	2.17%	2.39%
Advisor Class	1.16%	1.13%	1.35%
Class R	—	1.58%	1.58%
Class K	—	1.20%	1.36%
Class I	—	.96%	.93%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended July 31, 2010, July 31, 2009 and July 31, 2008 by 0.42%, 0.24% and 0.32%, respectively.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Shareholders of the AllianceBernstein Global Thematic Growth Fund (the “Fund”) was held on November 5, 2010 and adjourned until December 16, 2010 and January 5, 2011. At the December 16, 2010 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the January 5, 2011 Meeting, with respect to the second item of business, the amendment to the investment advisory agreement to conform fee measurement periods, with respect to the fourth item of business, to amend and restate the charter of the Fund, and with respect to the fifth item of business, changes to the fundamental policy regarding commodities, an insufficient number of required outstanding shares were voted in favor of each proposal and, therefore the proposals were not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

	Voted For	Withheld Authority
1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	8,356,860	604,345
Michael J. Downey	8,351,345	609,859
William H. Foulk, Jr.	8,346,535	614,669
D. James Guzy	8,351,978	609,226
Nancy P. Jacklin	8,362,481	598,724
Robert M. Keith	8,362,653	598,551
Garry L. Moody	8,365,386	595,818
Marshall C. Turner, Jr.	8,356,299	604,906
Earl D. Weiner	8,345,489	615,715

	Voted For	Voted Against	Abstained	Broker Non-Votes
2. Approve amendment to Investment Advisory Agreement to conform fee measurement periods.	6,060,443	397,062	443,165	2,233,264

4. Approve the amendment and restatement of the Fund’s Charter, which would repeal in its entirety all currently existing charter provisions and substitute in lieu thereof the new provisions set forth in the Form of Articles of Amendment and Restatement attached to the Proxy Statement as Appendix C.	6,054,869	382,123	463,678	2,233,264

5. Approve the Amendment of the Fund’s fundamental policy regarding commodities.	5,817,219	418,446	665,005	2,233,264

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	41

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Joseph G. Carson(2), Vice President Amy P. Raskin(2), Vice President Catherine D. Wood(2), Vice President	Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund will be made by the Adviser’s Global Thematic Growth Portfolio Oversight Group. Mses. Catherine D. Wood and Amy P. Raskin and Messrs. Joseph G. Carson and Vadim Zlotnikov, are the investment professionals with the most significant responsibility for the day-to-day management of the Fund.

42	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Thematic Growth Fund, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 3, 2008, Global Technology Fund, Inc. merged with Global Health Care Fund, Inc. and was renamed Global Thematic Growth Fund, Inc. Also at this time, the Fund’s non-fundamental investment policy was changed to allow the Fund to pursue a broader mandate across multiple industry sectors worldwide.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	43

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 03/31/10 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,217.0	Global Thematic Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $117,229 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recent semi-annual period:6

Fund	Total Expense Ratio[7] (as of 01/31/10)		Fiscal Year
Global Thematic Growth	Advisor	1.24%	July 31
Fund, Inc.	Class A	1.54%
	Class B	2.34%
	Class C	2.28%
	Class R	1.56%
	Class K	1.23%
	Class I	0.92%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting,

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee is based on the percentage of the Fund’s net assets at quarter end and is paid on a quarterly basis.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

44	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	45

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:9

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Thematic Growth Fund, Inc.	$1,217.0	Global Thematic Research 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next $100 million Negotiable on the balance Minimum Account Size: $25m	0.416%	0.750%

8	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

46	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.10 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Portfolio Advisory Fee
Global Thematic Growth Fund, Inc.[11]	Global Thematic Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Thematic Research Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee[12]
Global Thematic Research Growth Portfolio
Class A	1.70%
Class I	0.90%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

10	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

11	The advisory fee of AVPS Global Thematic Growth Portfolio is paid on a monthly basis and is based on the portfolio’s average daily net assets, in contrast to the Portfolio, whose fee is based on the Portfolio’s net assets at the end of each quarter and is paid to the Adviser quarterly. The breakpoints in the fee schedules are the same for the AVPS portfolio and the Portfolio.

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike class I shares, whose fee is for only investment advisory services.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	47

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)14 at the approximate current asset level of the Fund.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee[16]	Lipper Exp. Group Median (%)	Rank
Global Thematic Growth Fund, Inc.[17]	0.750	0.824	1/11

13	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

14	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

17	The Fund’s EG includes the Fund, one other Global Multi-Cap Growth Fund (“GMLG”), three Global Multi-Cap Core Funds (“GMLC”) and six Global Large Cap Growth Funds (“GLCG”).

48	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.18 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.19

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.20

Fund	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Thematic Growth Fund, Inc.[22]	1.694	1.435	10/11	1.561	24/34

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

18	It should be noted that the expansion of the Fund’s EU was not requested by the Senior Officer or the Adviser. They requested that only the EG be expanded.

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

21	Most recently completed fiscal year end Class A total expense ratio.

22	The Fund’s EU includes the Fund, EG and one other GMLG, GLCG and GMLC funds, excluding outliers.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	49

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $11,751, $4,269,779 and $94,647 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.23

23	The amounts shown are the 12b-1 and CDSC fees of the fund prior to the Fund’s recent merger and do not include amounts of the acquired fund(s).

50	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $3,074,449 in fees from the Fund.24

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,25 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli26 study on advisory fees and various fund

24	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $10,280 under the offset agreement between the Fund and ABIS.

25	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

26	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	51

characteristics.27 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.28 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund29 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)30 for the periods ended January 31, 2010.31

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	55.64	N/A	51.64	N/A	5/17
3 year	-2.25	N/A	-6.16	N/A	4/11
5 year	2.84	N/A	1.73	N/A	3/9
10 year	-6.34	N/A	-0.79	N/A	7/7

27	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

28	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

29	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

30	The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in/from a PU is somewhat different from that of an EU.

31	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

52	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)32 versus its benchmark.33 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.34

	Periods Ending January 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Fund, Inc.	55.64	-2.25	2.84	-6.34	12.20	29.35	-0.17	10
MSCI AC World Index (Net)[35]	40.84	-6.28	2.63	0.54	N/A	16.96	-0.05	10
MSCI World IT Index (Net)	48.32	-2.96	2.21	-7.98	N/A	28.38	-0.25	10
Inception Date: March 1, 1982

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

32	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

33	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010.

34	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

35	Prior to November 3, 2008, the Fund’s benchmark was MSCI World IT Index (Net).

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	53

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Unconstrained Bond Fund*

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Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

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Closed-End Funds

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Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund

Alternatives

Real-Asset Strategy*

Market Neutral Strategy-Global

Market Neutral Strategy-U.S

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

54	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GTG-0152-0111

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Thematic Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	March 25, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 25, 2011